UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2023

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market LLC

Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A	PACWP	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 22, 2023, PacWest Bancorp, a Delaware corporation (“PacWest”) held a special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of July 25, 2023 (the “Merger Agreement”), by and among PacWest, Banc of California, Inc., a Maryland corporation (“Banc of California”), and Cal Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Banc of California (“Merger Sub”).

On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into PacWest, with PacWest continuing as the surviving entity (the “Merger”) and immediately following the Merger, PacWest will merge with and into Banc of California (the “Second-Step Merger” and together with the Merger, the “Mergers”), with Banc of California continuing as the surviving corporation. Promptly following the Second-Step Merger, Pacific Western Bank, a California-chartered non-member bank (“Pacific Western Bank”), and, as of immediately prior to the Second-Step Merger, a wholly-owned subsidiary of PacWest, will become a member bank of the Federal Reserve System (the “FRS Membership”) and a wholly-owned subsidiary of Banc of California. Promptly following the effectiveness of the FRS Membership, Banc of California, National Association, a national banking association and a wholly-owned subsidiary of Banc of California, will merge with and into Pacific Western Bank (the “Bank Merger” and together with the Mergers, the “Combination”), with Pacific Western Bank continuing as the surviving bank (the “Surviving Bank”). Following the Bank Merger, the Surviving Bank will operate under the “Banc of California” name and brand.

At the Special Meeting, PacWest’s stockholders considered certain matters related to the Combination, each of which is described in more detail in the joint proxy statement/prospectus of PacWest and Banc of California dated October 23, 2023, as supplemented by certain PacWest filings prior to the date of the Special Meeting. There were 118,587,836 shares of PacWest’s common stock issued and outstanding on the record date and entitled to vote at the Special Meeting, and 81,676,195 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, PacWest’s stockholders adopted the Merger Agreement and approved, on a non-binding, advisory basis, the compensation that PacWest’s named executive officers may receive in connection with the Mergers.

The vote results on the matters presented at the Special Meeting are set forth below.

Item 1 – PacWest Merger Proposal. A proposal to adopt the Merger Agreement was adopted upon the following votes:

Votes For	Votes Against	Abstentions
80,561,610	861,396	253,189

Item 2 - PacWest Compensation Proposal. A proposal to approve, on a non-binding, advisory basis, the compensation that PacWest’s named executive officers may receive in connection with the Mergers was approved upon the following votes:

Votes For	Votes Against	Abstentions
70,555,593	10,510,941	609,661

No adjournment of the Special Meeting was determined to be necessary or appropriate, and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

* * *

Item 8.01	Other Events.

On November 22, 2023, PacWest and Banc of California announced the voting results of the Special Meeting and the results of the special meeting of Banc of California stockholders held on November 22, 2023. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release, dated November 22, 2023
104	Cover page interactive data file (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward-Looking Information

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between PacWest and Banc of California and the proposed investment by Warburg Pincus LLC and Centerbridge Partners, L.P. (collectively, the “Investors”) in equity securities of Banc of California pursuant to the investment agreements entered into between the Investors and Banc of California (the “Investment Agreements”). Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between PacWest and Banc of California and the proposed investment by the Investors, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of PacWest’s and Banc of California’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of PacWest and Banc of California. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the Investment Agreements; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on PacWest’s and Banc of California’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of PacWest and Banc of California; (vii) potential difficulties in retaining PacWest and Banc of California customers and employees as a result of the proposed transaction; (viii) PacWest’s and Banc of California’s estimates of their financial performance; (ix) changes in general economic conditions; (x) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect PacWest’s and Banc of California’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (xi) the impacts of continuing inflation; (xii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of PacWest’s and Banc of California’s underwriting practices and the risk of fraud; (xiii) fluctuations in the demand for loans; (xiv) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund PacWest’s and Banc of California’s activities particularly in a rising or high interest rate environment; (xv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xvi) results of examinations by regulatory authorities of PacWest or Banc of California and the possibility that any such regulatory authority may, among other things, limit PacWest’s or Banc of California’s business activities, restrict PacWest’s or Banc of California’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase PacWest’s or Banc of California’s allowance for credit losses, result in write-downs of asset values, restrict PacWest’s or Banc of California’s ability or that of PacWest’s or Banc of California’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xviii) changes in the markets in which PacWest or Banc of California compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xix) changes in consumer spending, borrowing and saving habits; (xx) slowdowns in securities trading or shifting demand for security trading products; (xxi) the impact of natural disasters or health epidemics; (xxii) legislative or regulatory changes; (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against PacWest or Banc of California, or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of PacWest’s or Banc of California’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xxxi) unexpected costs, charges or expenses resulting from the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive joint proxy statement/prospectus of PacWest and Banc of California, and other documents filed by PacWest or Banc of California from time to time with the U.S. Securities and Exchange Commission. These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither PacWest nor Banc of California presently knows or that PacWest or Banc of California currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PacWest’s and Banc of California’s expectations, plans or forecasts of future events and views as of the date of this document. PacWest and Banc of California anticipate that subsequent events and developments will cause PacWest’s and Banc of California’s assessments to change. While PacWest and Banc of California may elect to update these forward-looking statements at some point in the future, PacWest and Banc of California specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PacWest’s and Banc of California’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither PacWest nor Banc of California gives any assurance that either PacWest or Banc of California, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: November 22, 2023	By:	/s/ Angela M.W. Kelley
	Name:	Angela M.W. Kelley
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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